President's Letter

Dear Shareholder:

Walnut Street Funds is pleased to present you with our 1996 annual report. The Walnut Street Prime Reserve Fund won IBC Financial Data's Money Fund ReportTM Top-Performing Portfolio Manager Award for 1996, for the All Taxable money market fund category. This award is based on gross yield for the 12 months ended December 31, 1996. The Walnut Street Prime Reserve Fund was the highest in its class.

The Prime Reserve Fund experienced growth in assets of more than 8.0% during 1996, reaching an asset balance of $170.1 million on December 31, 1996. The seven-day current yield for the Prime Reserve Fund was 4.82% on December 31, 1996, with an average maturity of 46 days. The portfolio remained invested in Tier 1 commercial paper (97.0%) and high-grade short term bonds (3.0%).

The Federal Reserve took action on short term rates only once during the year. At the end of January, 1996 the Federal Funds rate was lowered from 5.50% to 5.25%. Despite widespread expectation of monetary tightening throughout much of the year, especially during mid-summer, the Fed made no additional changes. Their inaction proved correct as economic growth slowed to more sustainable levels and inflation fears diminished.

Looking forward, we believe that the Federal Reserve still appears to be in a wait-and-see mode. If the next set of reports begin to show strengthening economic indicators, the current Fed strategy may change. Short-term rates are reflecting a slight tightening in monetary policy at this time, but there continues to be conflicting signals in the economy.

If the Fed reacts by raising interest rates, bond prices will suffer and equity markets could decline. Money market funds will be available to provide a safe haven for concerned investors.

Walnut Street Funds, Inc. and Conning Asset Management (formerly General American Investment Management Company), the Fund's investment adviser, remain committed to providing our shareholders with a quality money market fund, excellent service and professional investment management.

                                            Sincerely,


                                            /s/ Richard A. Liddy
                                            Richard A. Liddy

                                            Chairman of the Board
                                            The Walnut Street Funds, Inc.

Yields will fluctuate with market conditions. Past performance is no guarantee of future returns. Investments in money market funds are not insured or guaranteed by the U.S. Government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund is currently waiving certain fees. Had fees not been waived, the 7-day current yield would have been 4.75% and the total return would have been lower. The voluntary waiver of fees may be modified or terminated at any time, which would reduce the Fund's performance.

               Walnut Street Prime Reserve Fund
               Schedule of Investments (Continued)
               December 31, 1996

 Principal                                          Value
  Amount                                          (Note 2A)
==========                                        =========
               Commercial Paper
               --92.3% Automobiles--1.2%

$1,000,000     Cooperative Assoc. of
               Tractor Dealers, 6.55%,
               1/06/97 ........................  $  999,090
 1,000,000     Cooperative Assoc. of
               Tractor Dealers, 5.70%,
               2/04/97 ........................     994,617
                                                -----------
                                                  1,993,707
                                                -----------
               Banking & Finance--
               91.1%
 1,250,000     AGA Capital, 5.65%, 2/11/97 ....   1,241,957
 2,000,000     Alloman Funding Corp,
               5.70%, 2/11/97 .................   1,987,017
 1,300,000     Anchor Funding, 5.47%,
               1/02/97 ........................   1,299,802
   550,000     Anchor Funding, 5.48%,
               1/17/97 ........................     548,680
 2,625,000     Anchor Funding, 5.48%,
               2/11/97 ........................   2,608,617
 1,000,000     Anchor Funding, 5.70%,
               2/11/97 ........................     993,508
 2,000,000     Anchor Funding, 5.55%,
               3/13/97 ........................   1,978,108
 1,000,000     Astro Capital Corp, 5.40%,
               2/05/97 ........................     994,750
 2,000,000     Astro Capital Corp, 5.40%,
               3/31/97 ........................   1,973,300
   500,000     Atlas Funding Corp, 5.45%,
               1/31/97 ........................     497,729
 2,575,000     Banca CRT Financial, 5.40%,
               3/31/97 ........................   2,540,624
 1,300,000     Banca CRT Financial, 5.35%,
               4/11/97 ........................   1,280,681
 1,050,000     Banca CRT Financial, 5.35%,
               4/25/97 ........................   1,032,211
 1,400,000     Banca CRT Financial, 5.40%,
               4/25/97 ........................   1,376,060
 1,506,000     Banner Receivables, 5.65%,
               3/07/97 ........................   1,490,637
 5,000,000     Banner Receivables, 5.55%,
               3/21/97 ........................   4,939,104
   850,000     Bluegrass Funding, 5.43%,
               2/05/97 (LOC: Bank of
               Tokyo-Mitsubishi) ..............     845,513
 2,000,000     Broadway Capital Corp,
               5.42%, 2/10/97 .................   1,988,111

 Principal                                          Value
  Amount                                          (Note 2A)
==========                                        =========
$1,000,000     BTM Capital Corp, 5.37%,
               2/07/97 ........................  $  994,481
 1,900,000     BTM Capital Corp, 5.37%,
               2/07/97 ........................   1,889,514
   500,000     BTM Capital Corp, 5.48%,
               2/28/97 ........................     495,586
 3,000,000     Countrywide Home, 6.50%,
               1/09/97 ........................   2,995,667
 2,150,000     Creative Capital, 5.38%,
               1/21/97 ........................   2,143,574
   634,000     Creative Capital, 6.25%,
               1/24/97 ........................     631,468
 2,000,000     Creative Capital, 5.40%,
               2/03/97 ........................   1,990,100
 1,000,000     Creative Capital, 5.50%,
               2/10/97 ........................     993,889
 1,500,000     Creative Capital, 5.60%,
               3/10/97 ........................   1,484,133
 2,600,000     Dealers Capital Access
               Trust, 5.45%, 1/17/97 ..........   2,593,702
 1,050,000     Dynamic Funding, 5.57%,
               1/08/97 ........................   1,048,863
   300,000     Dynamic Funding, 5.50%,
               1/08/97 ........................     299,679
 1,160,000     Dynamic Funding, 5.60%,
               1/31/97 ........................   1,154,587
 2,000,000     Dynamic Funding, 5.65%,
               1/31/97 ........................   1,990,583
 1,000,000     Dynamic Funding, 6.07%,
               1/03/97 ........................     999,663
   496,000     Dynamic Funding, 7.00%,
               1/07/97 ........................     495,421
   900,000     Dynamic Funding, 5.60%,
               3/12/97 ........................     890,200
 1,500,000     Dynamic Funding, 5.50%,
               5/02/97 ........................   1,472,271
 2,000,000     Embarcado Center Venture
               (Three), 5.62%, 1/15/97 ........   1,995,629
 1,150,000     Finova Capital Corp, 5.40%,
               1/29/97 ........................   1,145,170
   350,000     Finova Capital Corp, 6.10%,
               1/31/97 ........................     348,221
 2,000,000     Finova Capital Corp, 5.60%,
               2/10/97 ........................   1,987,556
 1,275,000     Finova Capital Corp, 5.42%,
               2/26/97 ........................   1,264,250
 1,960,000     Frontier Corporation,
               5.37%, 1/17/97 .................   1,955,322
 3,650,000     Frontier Funding Corp,
               5.47%, 3/06/97 .................   3,614,506
 4,675,000     Goldman Sachs Group, 8.25%,
               1/02/97 ........................   4,673,929
 1,500,000     Gotham Funding, 5.70%,
               1/15/97 ........................   1,496,675
 1,000,000     Gotham Funding, 5.40%,
               2/03/97 ........................     995,050

See notes to financial statements.
-----------------------------------------------------------

               Walnut Street Prime Reserve Fund
               Schedule of Investments (Continued)
               December 31, 1996

 Principal                                          Value
  Amount                                          (Note 2A)
==========                                        =========

               Commercial Paper
               (Continued)
               Banking & Finance
               (continued)
$3,000,000     Gotham Funding, 5.40%,
               2/04/97 ........................  $2,984,700
 1,500,000     Gotham Funding, 5.40%,
               2/12/97 ........................   1,490,550
 5,000,000     Industrial Funding, 5.70%,
               1/15/97 ........................   4,988,917
 1,000,000     Industrial Funding, 5.70%,
               1/31/97 ........................     995,250
 2,531,000     Iris Partners, 5.80%,
               1/29/97 (LOC: Sumitomo
               Bank) ..........................   2,519,582
 1,850,000     Iris Partners, 5.45%,
               1/30/97 (LOC: Sumitomo
               Bank) ..........................   1,841,878
   850,000     Iris Partners, 5.52%,
               2/07/97 (LOC: Sumitomo Bank) ...     845,178
 1,450,000     Iris Partners, 5.45%,
               3/03/97 (LOC: Sumitomo Bank) ...   1,436,610
 2,000,000     Jet Funding, 5.41%, 1/31/97 ....   1,990,983
 3,000,000     Jet Funding, 5.55%, 1/31/97 ....   2,986,125
 1,568,000     Jet Funding, 5.50%, 2/28/97 ....   1,554,106
 3,000,000     Oak Funding, 5.41%, 1/24/97 ....   2,989,631
 1,000,000     Oak Funding, 5.58%, 2/20/97 ....     992,250
 1,000,000     Orix America, 5.55%,
               3/17/97 (LOC: Sanwa Bank) ......     988,438
   550,000     Orix America, 5.50%, 3/18/97
               (LOC: Norinchukin Bank) ........     543,614
 2,500,000     Orix America, 5.58%, 3/18/97
               (LOC: Norinchukin Bank) ........   2,470,550
 1,700,000     Orix America, 5.60%, 3/18/97
               LOC: Norinchukin Bank) .........   1,679,902
 2,575,000     Orix America, 5.45%, 3/25/97
               (LOC: Industrial Bank of Japan)    2,542,644
 3,314,000     Pacific Dunlop Asia, 5.50%,
               2/03/97 ........................   3,297,292
 1,000,000     Progress Funding, 5.75%,
               1/13/97 ........................     998,083
 1,000,000     Progress Funding, 6.50%,
               1/13/97 ........................     997,833
 1,100,000     Progress Funding, 5.55%,
               1/15/97 ........................   1,097,626
   750,000     Progress Funding, 5.50%,
               1/31/97 ........................     746,563
 1,000,000     Progress Funding, 5.43%,
               2/03/97 ........................     995,022

 Principal                                          Value
  Amount                                          (Note 2A)
==========                                        =========
$1,850,000     Progress Funding, 5.53%,
               2/03/97 ........................  $1,840,758
 1,675,000     Sanwa Business Credit Corp,
               5.36%, 2/12/97 .................   1,664,526
 1,000,000     Shimizu International
               Finance, 5.48%, 3/14/97
               (LOC: Dai Ichi Kangyo) .........     989,040
 2,000,000     Strait Capital Corp, 5.52%,
               2.28/97 ........................   1,982,213
 2,000,000     Strait Capital Corp, 5.60%,
               3/05/97 ........................   1,980,400
 2,000,000     Strait Capital Corp, 5.60%,
               4/15/97 ........................   1,967,644
 2,000,000     Strategic Asset Funding,
               5.47%, 2/10/97 .................   1,987,844
 1,800,000     Strategic Asset Funding,
               5.42%, 2/28/97 .................   1,784,282
 1,500,000     Strategic Asset Funding,
               5.55%, 3/14/97 .................   1,483,350
   700,000     Toshiba International
               Finance, 5.50%, 1/30/97 ........     696,899
 2,500,000     Toshiba International
               Finance, 5.37%, 2/13/97 ........   2,483,964
 1,200,000     Toshiba International
               Finance, 5.40%, 2/14/97 ........   1,192,080
 1,000,000     Tri-Lateral Capital,
               5.43%, 1/08/97 .................     998,944
 1,000,000     Tri-Lateral Capital,
               5.45%, 1/15/97 .................     997,881
 2,500,000     Tri-Lateral Capital,
               5.40%, 2/03/97 .................   2,487,625
 1,000,000     Tri-Lateral Capital,
               5.42%, 2/24/97 .................     991,870
 1,500,000     Tri-Lateral Capital,
               5.50%, 3/05/97 .................   1,485,562
 1,000,000     Wood Street Funding Corp,
               5.75%, 1/28/97 .................     995,687
 3,000,000     Wood Street Funding Corp,
               5.41%, 2/24/97 .................   2,975,655
 1,000,000     Wood Street Funding Corp,
               5.65%, 2/24/97 .................     991,525
 2,050,000     Working Capital Management
               Company, 5.45%, 1/22/97 ........   2,043,483
 1,800,000     Working Capital Management
               Company, 5.50%, 2/21/97 ........   1,785,975
 1,500,000     Working Capital Management
               Company, 5.50%, 2/24/97 ........   1,487,625
                                                -----------
                                                154,924,257
                                                -----------
               Total Commercial Paper
                (Cost $156,917,964) ........... 156,917,964
                                                ===========

See notes to financial statements.
-----------------------------------------------------------

               Walnut Street Prime Reserve Fund
               Schedule of Investments (Continued)
               December 31, 1996

 Principal                                          Value
  Amount                                          (Note 2A)
==========                                        =========

               Floating Rate Notes
               --4.7%
$5,000,000     Federal Home Loan Mortgage
               Corporation Floating Rate
               Note, 5.65%, payable
               quarterly, resets daily,
               next coupon 3/30/97 (a) ........   $4,998,542
 2,000,000     Student Loan Marketing
               Association Floating Rate
               Note, 5.42%, payable
               quarterly, resets
               Tuesdays, next coupon
               2/22/97 (a) ....................    2,000,000
 1,000,000     Student Loan Marketing
               Association Floating Rate
               Note, 5.44%, payable
               quarterly, resets
               Tuesdays, next coupon
               2/02/97 (a) ....................      999,354
                                                 -----------
               Total Floating Rate Notes
               (Cost $7,997,896) ..............    7,997,896
                                                 -----------

               Time Deposits--2.9%
 1,000,000     Banco Espirito Santo,
               5.625%, 4/02/97 ................    1,000,000
 1,000,000     Banco Espirito Santo,
               5.8125%, 4/09/97 ...............    1,000,000
$1,000,000     Banco Espirito, 5.8125%,
               5/15/97 ........................   $1,000,000
 2,000,000     Banco Espirito, 6.1875%,
               7/31/97 ........................    2,000,000
                                                ------------
               Total Time Deposits
               (Cost $5,000,000) ..............    5,000,000
                                                ------------
               Total Investments--
               (Cost $169,915,860) (b)--
               99.9% ..........................  169,915,860
               Cash, receivables, and other
               assets less liabilities--0.1% ..      139,281
                                                ------------
               Net Assets--100% ............... $170,055,141
                                                ------------

LOC Letter of Credit

(a) The rate stated is the rate in effect on December 31, 1996.

(b) The cost stated also represents the aggregate cost for Federal income tax purposes.


See notes to financial statements.
--------------------------------------------------------------------------------

                       Statement of Assets                                             Statements of Operations
                               and
                           Liabilities                                                    For the year ended
                        December 31, 1996                                                 December 31, 1996

------------------------------------------------------------------------------------------------------------------------------
Assets:                                                               Investment Income:
  Investments at value (Note 2A)                                        Interest ...............................   $9,123,213
    (Identified cost $169,915,860) .......   $ 169,915,860                                                         ----------
  Cash ...................................          70,542            Expenses:
  Capital Stock Sold .....................             450              Advisory (Note 3) ......................      405,517
  Interest receivable ....................         197,914              Administration and accounting
  Deferred organization costs and other                                   (Note 3) .............................      152,691
    assets (Note 2E) .....................         159,305              Custodian (Note 3) .....................       28,609
                                             -------------              Transfer agent .........................       31,342
  Total Assets ...........................     170,344,071              Audit ..................................       15,364
                                             -------------              Cash management ........................       14,483
Liabilities:                                                            Distribution (Note 3) ..................      567,719
  Payables:                                                             Directors (Note 4) .....................       11,080
    Advisory Fee (Note 3) ................          65,409              Reports to shareholders ................       31,141
    Distribution Fees (Note 3) ...........          93,461              Registration and filing ................      170,429
  Accrued Expenses .......................         130,060              Organization ...........................       40,641
                                             -------------              Legal ..................................       18,837
  Total Liabilities ......................         288,930              Other ..................................        5,315
                                             -------------                                                         ----------
Net Assets:                                                               Total Expenses .......................    1,493,168
  (applicable to 170,064,087 shares                                     Fees waived by adviser .................     (114,441)
    issued and outstanding; 1 billion                                                                              ----------
    shares of $.001 par value                                             Net Expenses .........................    1,378,727
    authorized) ..........................   $ 170,055,141                                                         ----------
                                             =============                Net Investment Income ................    7,744,486
  Net asset value, offering price and                                   Net realized gain on investments .......        1,621
    repurchase price per share                                                                                     ----------
    ($170,055,141/170,064,087 shares) ....   $        1.00              Net increase in net assets resulting
                                             =============                from operations ......................   $7,746,107
Sources of Net Assets:                                                                                             ==========
  Capital stock at par ...................   $     170,064
  Capital surplus ........................     169,894,023
  Accumulated net realized loss on
    investments ..........................          (8,946)
                                             -------------
Net Assets ...............................   $ 170,055,141
                                             =============

See notes to financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                            For the          For the
                                                                              year             year
                                                                             ended            ended
                                                                          December 31,      December 31,
                                                                              1996             1995
                                                                          -------------    -------------
Operations:
  Net investment income ...............................................   $   7,744,486    $   6,166,455
  Net realized gain on investments ....................................           1,621              202
                                                                          -------------    -------------
    Net increase in net assets resulting from operations ..............       7,746,107        6,166,657
                                                                          -------------    -------------
Dividends to Shareholders:
  Dividends from net investment income ................................      (7,744,486)      (6,166,455)
                                                                          -------------    -------------
Capital Stock Transactions:
  Proceeds from capital stock sold ....................................     174,323,154      193,059,843
  Proceeds from shares issued on reinvestment of dividends ............       7,743,223        6,166,058
  Cost of capital stock repurchased ...................................    (168,929,181)    (131,842,597)
                                                                          -------------    -------------
    Increase in net assets resulting from capital stock transactions ..      13,137,196       67,383,304
                                                                          -------------    -------------
      Increase in Net Assets ..........................................      13,138,817       67,383,506
Net Assets:
  Beginning of year ...................................................     156,916,324       89,532,818
                                                                          -------------    -------------
  End of year .........................................................   $ 170,055,141    $ 156,916,324
                                                                          =============    =============
Change in Capital Stock Outstanding:
  Shares sold .........................................................     174,323,154      193,059,843
  Shares issued on reinvestment of dividends ..........................       7,743,223        6,166,058
  Shares repurchased ..................................................    (168,929,181)    (131,842,597)
                                                                          -------------    -------------
    Net increase ......................................................      13,137,196       67,383,304
  Shares outstanding, beginning of year ...............................     156,926,891       89,543,587
                                                                          -------------    -------------
  Shares outstanding, end of year .....................................     170,064,087      156,926,891
                                                                          =============    =============

See notes to financial statements.
--------------------------------------------------------------------------------

Financial Highlights

                                                                                                     For the
                                                                                                      Period
                                                         For the        For the        For the       July 21,
                                                           year           year           year          1993*
                                                          ended          ended          ended        through
                                                       December 31,   December 31,   December 31,  December 31,
                                                           1996           1995           1994          1993
                                                       ===========    ===========    ===========   ============
Per Share Data:
Net asset value at beginning of period ...............   $  1.000       $  1.000       $ 1.000       $ 1.000
                                                         --------       --------       -------       -------
Income from investment operations
Net investment income ................................      0.048          0.053         0.036         0.011
                                                         --------       --------       -------       -------
Dividends to shareholders
Dividends from net investment income .................     (0.048)        (0.053)       (0.036)       (0.011)
                                                         --------       --------       -------       -------
Net asset value at end of period .....................   $  1.000       $  1.000       $ 1.000       $ 1.000
                                                         ========       ========       =======       =======
Total Return: ........................................       4.88%          5.40%         3.62%         2.46%**
Ratios/Supplemental Data:
Net assets at end of period (000's omitted) ..........   $170,055       $156,916       $89,533       $54,585
Ratio to average net assets of:
  Expenses, net of waiver from adviser
    (Note 3) .........................................       0.85%          0.85%         0.85%         0.85%**
  Expenses, prior to waiver from adviser
    (Note 3) .........................................       0.92%          0.93%         1.05%         1.07%**
  Net investment income, net of waiver from adviser
    (Note 3) .........................................       4.78%          5.25%         3.64%         2.46%**

 * Commencement of investment operations.
** Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

Notes to Financial Statements

1. Organization and business

The Walnut Street Funds, Inc. (the "Company") was organized as a Maryland Corporation on January 22, 1993 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of one series. The Walnut Street Prime Reserve Fund (the "Fund") commenced investment operations on July 21, 1993.

2. Significant accounting policies

(A) Security Valuations

Securities are valued at amortized cost which approximates market value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of accretion or amortization to maturity of any discount or premium.

(B) Federal Income Taxes

The Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute income to shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

At December 31, 1996, the Portfolio had a capital loss carryover of approximately $8,900 which is available to offset future net realized gains on securities transactions. Such capital loss carryover will expire in fiscal year 2002.

(C) Dividends to Shareholders

Net investment income is declared daily and paid monthly.

Income and capital gains distributions, if any, are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

(D) Security Transactions and Investment Income

Security transactions are recorded on the trade date and interest income is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

(E) Organization Costs

Costs incurred in connection with the organization and initial registration of the Fund are being amortized over the period not to exceed 60 months from the date upon which the Fund commenced investment operations.

If any or all of the shares representing initial capital of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of such shares redeemed bears to the number of initial shares outstanding immediately before the redemption.

(F) Financial Statements Preparation

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, administration and other transactions with affiliates

Conning Asset Management Company (formerly, General American Investment Management Company) acts as the Fund's investment adviser (the "Adviser"). The Adviser manages the investments of the Fund and is responsible for all purchases and sales of the Fund's portfolio securities.

As compensation for its services, the Fund pays the Adviser a Management Fee, accrued daily and payable monthly, that is equal, on an annual basis, to .25% of the Fund's average daily net assets on the first $250,000,000 of the Fund's net assets, .24% of the Fund's average daily net assets in excess of $250,000,000 up to $500,000,000, .23% of the Fund's average daily net assets in excess of $500,000,000 up to $750,000,000, .22% of the Fund's average daily net assets in excess of $750,000,000 up to $1,000,000,000 and .21% of the Fund's average daily net assets in excess of $1,000,000,000.

The Adviser has voluntarily agreed to waive fees to the extent that total expenses exceed .85% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Adviser waived $114,441 of advisory fees.

The Bank of New York acts as the Fund's administrator (the "Administrator") and assists in supervising the operations of the Fund. The Bank of New York also serves as the Fund's custodian and accounting agent.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Fund, including, among other things, monitoring the custodian, fund accounting, and administrative services.

The Administrator's fee is accrued daily and is payable monthly at the rate of
 .10% of the Fund's average daily net assets up to $100,000,000, .07% of the next $400,000,000 of average daily net assets, and .03% of average daily net assets in excess of $500,000,000, with a minimum fee of $6,000 per month.

The exclusive distributor of the Fund's shares is Walnut Street Securities, Inc. (the "Distributor"), a registered broker dealer that is a wholly-owned subsidiary of the Adviser.

The Fund has adopted a distribution plan ("12b-1 Plan") pursuant to which the Distributor may be reimbursed for expenses incurred in connection with the distribution of Fund shares. The aggregate annual amount payable by the Fund as provided in the 12b-1 Plan may not exceed .35% of the Fund's average daily net assets.

4. Directors' Fees

Unaffiliated directors are paid $500 for each board meeting attended, plus reimbursement for travel and out-of-pocket expenses.

Independent Auditors' Report

To the Shareholders and Board of Directors of Walnut Street Prime Reserve Fund:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Walnut Street Prime Reserve Fund as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from July 21, 1993 (commencement of investment operations) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Walnut Street Prime Reserve Fund as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick llp

New York, New York
February 7, 1997

Directors and Officers

  Richard A. Liddy, Chairman and Director
  Theodore M. Armstrong, Director
  Harry E. Rich, Director
  Alan C. Henderson, Director
  E. Thomas Hughes, Treasurer
  Don P. Wuller, Assistant Treasurer
  Kent P. Zimmerman, Assistant Treasurer
  Matthew P. McCauley, Secretary

Investment Adviser

  Conning Asset Management Company

Administrator

  The Bank of New York

Distributor

  Walnut Street Securities, Inc.

Transfer Agent

  BISYS Fund Services, Ohio, Inc.

Custodian

  The Bank of New York

Independent Auditors

  KPMG Peat Marwick LLP

Legal Counsel

  Husch & Eppenberger

Table of Contents

Schedule of Investments ............. Page 1
Statement of Assets
and Liabilities .....................      4
Statement of Operations .............      4
Statements of Changesin Net Assets ..      5
Financial Highlights ................      6
Notes to Financial Statements .......      7
Independent Auditors' Report ........      9
Directors and Officers ..............     10

This report is not authorized for distribution to prospectus investors unless accompanied by a current prospectus for the Walnut Street Prime Reserve Fund. Please read the prospectus carefully before sending money.




                           THE WALNUT STREET FUNDS
                                PRIME RESERVE
                              MONEY MARKET FUND

                             WALNUT STREET FUNDS
                                     LOGO

                                Annual Report
                              December 31, 1996

                                   Adviser
                                Conning Asset
                              Management Company

                                 Distributor
                        Walnut Street Securities, Inc.